Equinox MutualHedge Futures Strategy Fund

Class A Shares: MHFAX

Class C Shares: MHFCX

Class I Shares: MHFIX

(a series of Northern Lights Fund Trust)

Supplement dated October 14, 2015 to the Prospectus (the “Prospectus”) and Summary Prospectus (the “Summary Prospectus”) for the Fund dated January 28, 2015.

Effective October 14, 2015 (the “Effective Date”), the investment advisory business of Equinox Funds Management, LLC (“EFM”) with respect to Equinox MutualHedge Futures Strategy Fund (the “Fund”) was transferred to Equinox Institutional Asset Management, LP (“EIAM”) and EIAM became the investment adviser for the Fund.  EFM and EIAM are both solely controlled subsidiaries of Equinox Financial Group, LLC.  The investment advisory businesses of EFM and EIAM with respect to the Fund is being consolidated to achieve greater operational efficiency and simplify the organizational structure. Accordingly, all references to EFM in the Prospectus for the Fund is hereby changed to reflect EIAM as the investment adviser to the Fund.  The appointment of EFM does not change the portfolio management team, investment strategies, investment advisory fees charged to the Fund or the terms of the investment advisory agreement (other than the identity of the adviser). Shareholder approval is not required for this change in investment adviser.

The information in this supplement contains new and additional information beyond that in the Prospectus, dated January 28, 2015, and Statement of Additional Information (“SAI”), dated January 28, 2015. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.